                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): JUNE 23, 2005

                             AMES TRUE TEMPER, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                               333-118086                             22-2335400
---------------------------------------- -------------------------------------- --------------------------------------
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation                          File Number)                        Identification No.)

                 465 RAILROAD AVENUE, CAMP HILL, PENNSYLVANIA                                   17011
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                  (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code (717) 737-1500

                                                   Not Applicable
----------------------------------------------------------------------------------------------------------------------
                           (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 23, 2005 Judy Schuchart resigned as Vice President Finance and
Chief Financial Officer. Her employment with the Company will terminate effective July 18, 2005. Ms. Schuchart has accepted a position with an international public company as a finance executive. The Company has begun a search for a new Chief Financial Officer.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

         99.1     Press release issued by the Company on June 27, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMES TRUE TEMPER, INC.

                                    By: /s/ Richard Dell
                                       -----------------------------------------
                                    Name: Richard Dell
                                    Title: President and Chief Executive Officer

Dated: June 27, 2005